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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-65472, 33-51822, 33-65464, 33-65478, 33-95754,
333-28499, 333-44533, 333-48885, 333-77733, and 333-64212) of VTEL Corporation
of our report dated September 24, 1999 appearing in this Annual Report on Form 10-K.


PRICEWATERHOUSECOOPERS LLP

Austin, Texas
October 29, 2001